EBANK.COM, INC. ENTERS INTO ALLIANCE

                            WITH WINSTAR'S OFFICE.COM

      Internet bank to offer content-rich Business Center to customer base

ATLANTA, GA, February 8, 2000 -- ebank.com, Inc. (OTC:BB:EBDC), a unique online bank specializing in the small business market, announced today that it has entered into an alliance with Office.com(R), A Service From Winstar (www.office.com ), the #1-rated Online Business Center for small and medium-sized businesses from Winstar Communications, Inc. (Nasdaq: WCII). Office.com provides business-relevant content, commerce, community and communications services from best of breed partners and in-house experts. Under the terms of this agreement, ebank will be the exclusive provider within the online banking industry of a co-branded Office.com Business Center.

"Both ebank.com and Office.com are dedicated to delivering critical services and information to the underserved small business market," said Rich Parlontieri, Chairman and CEO of ebank.com. "This partnership creates an incredibly rich, unduplicated set of value-added products and

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services  for our  shared  target  audience."  ebank.com  began  advertising  on
Office.com in November 1999.

As part of the agreement, Office.com will supply small business-focused content and tools to a new co-branded site, Business Center. ebank.com customers will be able to link from ebank.com to Business Center, which will reflect ebank.com's look and feel. The co-branded site will also provide links directly to Office.com.

"Office.com is pleased to offer its award-winning content to a partner such as ebank.com," said Jeffrey S. Cutler, Office.com's senior vice president and general manager. "ebank.com's impressive array of products and services, coupled with Office.com's industry- and profession-specific news and information, is a win-win for all of our customers."

The Business Center will have four sections addressing key issues and topics of interest to the small business market:

Business Tools

Office.com's business tools provide step-by-step training covering all key aspects of operating a thriving business. Topics range from writing a business plan to hiring new employees; from analyzing the marketplace to keeping track of a company's bottom line. Written by entrepreneurs who are experts in their respective fields, these tools offer practical guidance to running a successful business.

Business Management

Office.com's business management topics cover a variety of day-to-day and strategic business issues. Content areas include: Business Development, Finance, Global Business, Human Resources, Information Technology, Leadership and Management, Legal, and Marketing and Selling.

Business Research

The Business Research content area provides easy-to-use research tools, pertinent articles, and links to other Web resources. Areas include Market Research, Product Research, Company Research, and Government Information. The Business Research content area guides users toward data sources and assists them in determining the best method to get the information they need.

Business News

This content area is an insider's guide to the news and events that shape the competitive landscape. Designed to be a quick look at industry news, these reports track the Office.com industry sectors and provide a digest of the important events of the day. News areas include: National, International, Press Releases, and Technology.

About ebank.com, Inc.

Based in Atlanta, GA, ebank.com, Inc., a unitary thrift holding company, is tailored to serving the financial needs of small businesses through the Internet and planned ebank.com centers or partner banks in regional markets. Through its subsidiary thrift, ebank, the company provides a broad array of financial products and services to its small business and retail customers, including its signature eSweepsm service, checking accounts, money markets, CDs, ATM cards, home loans, commercial loans, credit cards, bill payment services, and human resource services. ebank.com's complete line of products and services should eventually include insurance products, equipment leasing, accounts receivable financing, "smart chip cards" via its ATM network, and other financial products and services that ebank.com deems necessary to serve its small business and retail customers. ebank.com offers some of these services and products through strategic partnerships. ebank.com's strategic partners to date include ADP, Inc., eHealthInsurance.com, Argent Capital Corp.'s eWealthUSA, GoRate.com, RealCall and WebTone Technologies, Inc. For more information, visit www.ebank.com.
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About Office.com

Office.com(R), A Service From Winstar, is the premier Internet site delivering a competitive edge to small and medium-sized businesses. The site's in-depth business content, best of breed partners, in-house experts, and wide array of services help businesspeople work smarter, faster and more efficiently.

In 1998, Office.com debuted its "Business Tools" and related content in Yahoo!'s Small Business channel. In April 1999, CBS Corporation purchased a one-third stake in Office.com in exchange for promotion and advertising across CBS properties. Office.com launched on November 1, 1999, and in January 2000 was ranked the leading Online Business Center by Cahners In-Stat Group.

For more information about Office.com, and the nearly 150 industries and professions it serves, visit www.office.com.

About Winstar

Winstar Communications, Inc. (www.winstar.com) helps companies around the globe engage in Frictionless Businesssm through the use of seamless communications and technology. Winstar provides its customers with a comprehensive set of high-quality, digital-age broadband communications services, including high-speed Internet access and data transport, Web-based information, Web hosting and local and long distance services.

Winstar  offers its services in more than 70 markets  throughout the U.S. and in
Europe, Asia and South America. It is the largest holder of broadband fixed wireless spectrum, with licenses in the top 60 U.S. markets and in 10 international markets. Winstar's broadband fixed wireless capabilities complement and extend the reach of its extensive fiber network. The company's long-haul fiber network, which supports IP (Internet Protocol), ATM (Asynchronous Transfer Mode) and frame relay, will extend more than 16,000 route miles and connect the top 60 U.S. markets. Winstar's intracity fiber network will consist of nearly 6,000 route miles in over 60 major domestic and international markets.

Winstar's Tier 1 Internet backbone and enhanced Web service offerings, including Web hosting and design, make Winstar one of the largest Internet companies in the U.S. The company's innovative applications enable businesses to take advantage of the new Internet economy. Office.com was ranked first overall among Online Business Centers (OBCs) by Cahners In-Stat Group.

Winstar is based in New York City. The company has strategic  relationships with
several  leading   corporations,   including   Lucent   Technologies;   Williams
Communications, Inc.; CBS Corporation; and Microsoft Corporation.

Except for any historical information contained herein, the matters discussed in this press release contain forward-looking statements that involve risks and uncertainties, which are described in Winstar's SEC reports, including the 10-K for the period ended December 31, 1998, and the 10-Q for the period ended September 30, 1999.

Winstar and Office.com are registered trademarks, and Wireless Fiber and Frictionless Business are service marks, of Winstar Communications, Inc.
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Certain  statements in this news release  contain  "forward-looking  statements"
within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to ebank.com's plans for the development of the Business Center with Office.com, and are thus prospective. These statements are based on many assumptions and estimates, many of which are beyond ebank.com's control. The words "may," "would," "could," "will," "expect," "anticipate," "believe," "intend," "plan," and "estimate," as well as similar expressions, identify such forward-looking statements. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or expectations of ebank.com and its management. These forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected in the forward-looking statements as a result of risks such as (1) ebank.com's limited operating history; (2) whether ebank.com and Office.com can successfully develop and promote the Business Center; and (3) whether ebank.com can manage its projected growth.